                          Baker, Fentress & Company



                  A YEAR OF TRANSITION
                                 To Maximize
                                 Shareholder
                                     Value


                          ANNUAL REPORT 1999

On The Cover
The graph on the cover depicts the narrowing of the discount of the BKF market price to the net asset value over the 12 months ended
December 31, 1999.



OVERVIEW

 . Board announced Distribution Plan in May.

 . Shareholders approved Plan in August.

 . Distributions totaling $18.36 per share declared during 1999.

 . One-for-six reverse stock split became effective January 10, 2000, after payment of final distribution.

 . New BKF shares began trading on the NYSE on January 10, 2000.

 . Baker Fentress filed request for de-registration as an investment company.
  When granted, the company will then become a publicly traded operating company and will continue to trade on the NYSE.


DISTRIBUTIONS DECLARED in 1999


                                    6/15/99   9/24/99   1/07/00  Total
                                    -------   -------   -------  ------
Ordinary Income                     $  0.30   $  1.00   $  1.49  $ 2.79

Long-term Capital Gain                   --      4.76      1.74    6.50

Return of Capital                        --        --      9.07    9.07
                                    -------   -------   -------  ------
     Total                          $  0.30   $  5.76   $ 12.30  $18.36
                                    =======   =======   =======  ======

To Our Shareholders


                                                                January 14, 2000


----------------------------------------------------------------------------
 This report marks the end of a significant chapter in the history of Baker, Fentress & Company (BKF), which traces its roots back to 1891.
----------------------------------------------------------------------------

Since then, the corporate structure of the Company has changed several times. The last major reorganization occurred in 1971 when all the investment securities were placed in the Company, which became a publicly traded, closed-end investment company. At the same time, all the land assets were segregated within Consolidated-Tomoka Land Co. (CTO) and CTO also became a publicly traded company, with BKF owning about 80% of its shares.

[PICTURE APPEARS HERE]
 James P. Gorter
 Chairman of the Board

     Our closed-end structure has allowed the Company to make both public and private long-term investments as well as to own a majority of CTO and to purchase John A. Levin & Co., Inc. (Levco) in 1996. In this format, the Company has provided attractive long-term returns to shareholders. Unfortunately, it has also experienced a typical closed-end fund problem -- the Company's common stock has traded at a persistent discount from net asset value. Over the years the discount remained unsatisfactorily high despite efforts by management to narrow it.

[PICTURE APPEARS HERE]
 John A. Levin
 President and Chief Executive Officer]

     In 1999, the board, working with outside advisors, reviewed several options to reduce the discount and to increase shareholder value. In May the board recommended a plan to distribute most of the assets of the Company to its shareholders. The plan was approved by the shareholders in August 1999 and was completed with the final distribution paid on January 7, 2000. The accompanying table shows the distributions made under the plan.

-------------
DISTRIBUTIONS
-------------

                                                                      Per Share Amount
                                                                      ----------------
                                                            Ordinary       LT Capital       Return of
Payment Date               Description                       Income           Gain           Capital       Total
------------               -----------                       ------           ----           -------       -----
June 15, 1999              Cash Distribution                 $ 0.30        $   --           $   --         $ 0.30
September 24, 1999         Cash Distribution                   1.00           3.00              --           4.00
September 24, 1999         CTO Share Distribution               --            1.76              --           1.76
January 7, 2000            Final Cash Distribution             1.49           1.74             9.07         12.30
                                                             ------        -------          -------        ------
                                Total                        $ 2.79        $  6.50          $  9.07        $18.36
                                                             ======        =======          =======        ======

                                 Baker, Fentress & Company Annual Report 1999  1

Tax Implications of Plan Distributions

You should recently have received a Form 1099-DIV that reports the 1999 tax treatment of the various plan distributions. The letter that accompanied this tax reporting form explained the 1999 tax information in detail. If you received all of the 1999 distributions, the per share amounts reportable in 1999 were as follows:

                    Ordinary Income     $1.3000
                    LT Capital Gain      6.5008
                                        -------
                    Total Income        $7.8008

     Included in the final distributions paid on January 7, 2000 were two amounts reportable in the Year 2000: $1.4905 per share ordinary income and $9.0702 return of capital. The $1.4905 per share ordinary income dividend will be reportable as dividend income on your tax return for the Year 2000. The basis of your Baker Fentress shares has been reduced by the $9.0702 per share return of capital distribution received in January. If your basis in your BKF shares was below this amount, a tax will be due on the gain. As always, for specific advice, you should consult your tax advisor.

Restructuring of the Company

The Company's significant restructuring and change in asset mix during 1999 is shown in the pie charts on Page 3. At the end of 1998, the Company had a diversified portfolio, with investments in publicly-traded, large cap

                         [A COMPANY HISTORY TIMELINE]

2 Baker, Fentress & Company Annual Report 1999 value securities, private placements, a majority ownership position in CTO and a 100% equity position in Levco. Today, the Company's assets are narrowly focused in the investment management industry, with small hold-over private placement investments in Durolite and Alta Group.

                ASSET MIX December 31, 1998 vs. January 10, 2000

                 74%     15%    9%      2%          December 31, 1998
                Public  Levco   CTO     Other       Total Net Assets
                                                    $771.3 Million

                                           99% 1%  -------------------
                                                    January 10, 2000
                                                    Total Net Assets
                                                    $93.2 Million

     The Company's principal business is now investment management, conducted through levco and its affiliated companies. We have applied to the SEC for a formal order declaring that BKF is no longer an investment company.

     In August, shareholders approved a reverse stock split that became effective on January 10, 2000. The reverse stock split had no economic impact on shareholders. By decreasing the number of shares outstanding, the reverse split increased the per share market value, which we hope will increase the acceptance of the Company's stock by investors and the financial community.

     To reflect the significant change in the Company's business and structure, the board plans to propose a change to the Company's name to be voted on at the annual shareholders' meeting, which is tentatively scheduled for April 18, 2000 in New York City. A new name has not yet been determined. In addition, the Company will no longer be based in Chicago. The Chicago office will be closed around the time of the annual meeting this spring.

                         [A COMPANY HISTORY TIMELINE]

                                 Baker, Fentress & Company Annual Report 1999  3

1999 Performance

For the fiscal year ended December 31, 1999, the Company's net asset value total return was 5.8%. During the same period, the BKF shareholder total return, as measured by the market price of the Company's common stock, assuming investment of all distributions in additional shares of BKF common stock, was 34.1%. These total returns compare to 21.0% for the S&P 500 over the same 12-month period. The BKF shareholder total return reflects the significant narrowing of the Company's discount during 1999.

Total Return on $10,000 Investment
12 months ended December 31, 1999

9,000.00   -------------------------------------
                                  Total Return
------------------------------------------------
  12/31/98                           10,000
------------------------------------------------
  1/31/99                            10,081
------------------------------------------------
  2/28/99                             9,836
------------------------------------------------
  3/31/99                             9,836
------------------------------------------------
  4/30/99                            10,081
------------------------------------------------
  5/31/99                            12,109
------------------------------------------------
  6/30/99                            12,606
------------------------------------------------
  7/31/99                            12,896
------------------------------------------------
  8/31/99                            12,855
------------------------------------------------
  9/30/99                            13,233
------------------------------------------------
  10/31/99                           13,411
------------------------------------------------
  11/30/99                           13,114
------------------------------------------------
  12/31/99                           13,411
------------------------------------------------
  Line 158
------------------------------------------------
  Line 159
------------------------------------------------
  Line 160

     The accompanying graph shows that the Company's shareholder total return increased after the announcement of the plan to distribute most of the assets of the Company on May 6, 1999. Before the announcement, the Company's market price had been as much as 28% below net asset value. Since then, the narrowing of the discount represents an increase in shareholder value of approximately $173 million over this seven-month period.

Portfolio Highlights

After the approval of the plan at the special shareholders' meeting on August 19, 1999, Levco immediately began to liquidate our public portfolio. This resulted in the majority of our public portfolio assets being converted to cash and cash equivalents for the balance of the year.

     On September 24, 1999, the Company distributed all 5,000,000 shares of CTO owned by the Company. Each shareholder received 0.128109 share of CTO for each share of BKF, with cash for fractional shares. This distribution was characterized as a long-term capital gain. Both the amount of the gain received and the initial cost basis of the CTO shares received were $13.75 per CTO share.

4  Baker, Fentress & Company Annual Report 1999

     With the exception of Durolite and Alta Group, the remaining private placement portfolio positions were liquidated during 1999. During September, the balance of our Citadel Communications Corporation shares was sold, resulting in a gain of $66 million realized in 1999. The BKF board reduced the carrying value of Durolite from $8.0 million to $1.0 million and reduced the carrying value of the Alta Group note to zero. Near the end of the year, the board concluded that it would not be possible to sell those investments on reasonable terms before the Company's final distribution. As a result, Durolite and Alta Group were retained within BKF.

     Over the course of 1999, the board also reduced the carrying value of Levco from $117.5 million at the beginning of the year to $92.0 million on November 4, 1999. The reasons for the reductions included the loss of the management fee on the Company's public portfolio, which had been managed by Levco, expected additional costs of public ownership to be paid by Levco beginning in the Year 2000, and comparative valuations of publicly traded investment management companies. At the end of 1999, Levco's assets under management were $8.5 billion and preliminary unaudited revenues for the 12 months ended December 31, 1999 were $50 million. You will receive Levco's full financial statements for 1999 and a full report on Levco activities and future plans in a report that we expect to mail with the proxy statement for the April 2000 annual meeting.

Conclusion

1999 marked a dramatic shift for Baker, Fentress & Company, as we moved from a closed-end investment company to an investment management firm. We appreciate the input and support of all of our shareholders through this transition and ask for your continued support as the Company starts this new chapter in its distinguished history.

Sincerely,



/s/ James P. Gorter       /s/ John A. Levin
James P. Gorter           John A. Levin
Chairman of the Board     President and Chief Executive Officer

                                 Baker, Fentress & Company Annual Report 1999  5

Statement of Assets and Liabilities

                                                                          December 31, 1999
                                                                          -----------------
Assets
          Investments, at Value:
          Portfolio securities:
              Controlled affiliates (cost $132,245,890).................       $ 93,000,000
              Money market securities (cost $481,147,238)...............        481,375,209
                                                                               ------------
                  Total Investments (cost $613,393,128).................        574,375,209
          Cash and Cash Equivalents.....................................            612,788
          Receivable for Securities Sold................................            536,021
          Interest Receivable...........................................             20,302
          Other Assets..................................................            301,748
                                                                                -----------

                  Total Assets..........................................        575,846,068
                                                                                -----------

Liabilities
          Payable to Affiliate for Investment Management Fee............             10,000
          Accrued Severance Costs.......................................          2,003,399
          Accounts Payable and Other Accrued Liabilities................            705,067
                                                                               ------------
                  Total Liabilities.....................................          2,718,466
                                                                               ------------

Net Assets..............................................................       $573,127,602
                                                                               ============

Analysis of Net Assets
          Common Stock, $1 par value, authorized - 60,000,000 shares;
              issued and outstanding - 39,029,101 shares................       $ 39,029,101
          Capital Surplus...............................................        463,425,243
          Undistributed Net Realized Gain from Investment Transactions..         57,943,145
          Other Retained Earnings (a)...................................         51,748,032
          Net Unrealized Depreciation of Investments....................        (39,017,919)
                                                                               ------------

Net Assets..............................................................       $573,127,602
                                                                               ============

Net Asset Value Per Share...............................................       $      14.68
                                                                               ============

           _________________
          (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.

                See accompanying Notes to Financial Statements

6  Baker, Fentress & Company Annual Report 1999

Statement of Operations

                                                                                          Year Ended
                                                                                       December 31, 1999
                                                                                       -----------------
Investment Income:
            Dividends from:
              Unaffiliated issuers.................................................      $   6,190,050
              Affiliate............................................................          1,750,000
                                                                                         -------------
                                                                                             7,940,050
                                                                                         -------------

            Interest from:
              Unaffiliated issuers.................................................         10,032,648
              Affiliates, net of write-off of interest receivable..................          6,016,651
                                                                                         -------------
                                                                                            16,049,299
                                                                                         -------------
               Total Income........................................................         23,989,349
                                                                                         -------------

Expenses:
            Investment management fee..............................................          1,085,446
            Administration and operations..........................................          3,691,068
            Interest on bank borrowing.............................................            258,379
            Investment research....................................................            232,842
            Professional fees......................................................          2,860,262
            Directors' fees and expenses...........................................            497,452
            Rent...................................................................            247,317
            Reports to shareholders................................................            295,237
            Custodian and transfer agent fees......................................            185,371
            Taxes other than income................................................            106,594
            Other..................................................................            614,750
                                                                                          ------------
               Total Expenses......................................................         10,074,718
                                                                                          ------------
                    Net Investment Income..........................................         13,914,631
                                                                                          ------------

Net Realized and Unrealized Gain:
            Net realized gain on sales of investments..............................         274,528,741
            Decrease in net unrealized appreciation................................        (250,062,861)
                                                                                          -------------
                    Net Realized and Unrealized Gain...............................          24,465,880
                                                                                          -------------
Net Increase in Net Assets Resulting from Operations...............................       $  38,380,511
                                                                                          =============

                See accompanying Notes to Financial Statements

                                 Baker, Fentress & Company Annual Report 1999  7

Statements of Cash Flows

                                                                                         Year Ended December 31,
                                                                                         1999             1998
                                                                                     -------------    -------------
Cash Flows from Operating Activities:
               Net increase in net assets resulting from operations................  $  38,380,511    $  73,798,113
               Adjustments to reconcile net increase in
                net assets resulting from operations to net cash
                provided by operating activities:
                Net realized and unrealized (gain) on investments..................    (24,465,880)     (59,208,242)
                Decrease in receivable for securities sold.........................        564,271          911,430
                Decrease in dividends and interest receivable......................        791,068        2,383,008
                Decrease (increase) in other assets................................        377,980          (69,962)
                Increase (decrease) in accounts payable and accrued liabilities....      1,913,025       (1,260,179)
                Decrease in payable for investment management fee..................       (117,000)          (8,000)
                Decrease in payable for securities purchased.......................             --       (6,502,179)
                Net amortization of (discounts)....................................       (414,422)        (504,621)
                                                                                     -------------    -------------
                  Net cash provided by operating activities........................     17,029,553        9,539,368
                                                                                     -------------    -------------

Cash Flows from Investing Activities:
                Purchases of portfolio securities..................................   (247,685,920)    (421,721,571)
                Proceeds from sales of portfolio securities........................    887,074,450      502,011,542
                Net realized gain on financial futures transactions................             --          324,058
                (Purchases) and sales/maturities of money
                 market securities, net............................................   (456,580,663)       4,767,157
                                                                                     -------------    -------------
                   Net cash provided by investing activities.......................    182,807,867       85,381,186
                                                                                     -------------    -------------

Cash Flows from Financing Activities:
                Repayment of bank borrowing........................................     (5,000,000)              --
                Dividends and capital gain distributions...........................   (236,575,134)     (86,193,112)
                                                                                     -------------    -------------
                  Net cash used in financing activities............................   (241,575,134)     (86,193,112)
                                                                                     -------------    -------------
Net (Decrease) Increase in Cash and Cash Equivalents...............................    (41,737,714)       8,727,442
                                                                                     -------------    -------------
Cash and Cash Equivalents at the
 Beginning of the Year.............................................................     42,350,502       33,623,060
                                                                                     -------------    -------------
Cash and Cash Equivalents at the
 End of the Year...................................................................  $     612,788    $  42,350,502
                                                                                     =============    =============

Supplemental Disclosure of Non-cash Financing Activities:
                Capital gain distribution reinvestments............................  $          --    $  52,060,630
                                                                                     =============    =============

               See accompanying Notes to Financial Statements

8  Baker, Fentress & Company Annual Report 1999

Statements of Changes in Net Assets

                                                                          Year Ended December 31,
                                                                           1999            1998
                                                                      -------------   -------------
Operations:
             Net investment income..................................  $  13,914,631   $  14,589,871
             Net realized gain......................................    274,528,741      80,093,075
             Change in net unrealized depreciation..................   (250,062,861)    (20,884,833)
                                                                      -------------   -------------
              Net increase in net assets resulting from operations..     38,380,511      73,798,113
                                                                      -------------   -------------

Distributions to shareholders from:
             Net investment income..................................    (10,223,728)    (14,347,947)
             Net realized gain......................................   (226,351,406)   (123,905,795)
                                                                      -------------   -------------
              Total distributions to shareholders...................   (236,575,134)   (138,253,742)
                                                                      -------------   -------------
               Net decrease in net assets from
                operations after distributions......................   (198,194,622)    (64,455,629)
                                                                      -------------   -------------

Capital share transactions-Net Increase.................                         --      52,060,630
Total Decrease in net assets............................               (198,194,622)    (12,394,999)
Net assets at the beginning of the Year.................                771,322,224     783,717,223
                                                                      -------------   -------------
Net assets at the end of the Year.......................              $ 573,127,602   $ 771,322,224
                                                                      =============   =============
Undistributed Net Investment Income and
Other Retained Earnings at the End of the Year..........              $  51,748,032   $  48,057,128
                                                                      =============   =============

          See accompanying Notes to Financial Statements

                                 Baker, Fentress & Company Annual Report 1999  9

Statement of Investments

December 31, 1999                                                                         Shares or
                                                                                       Principal Amount      Value
                                                                                       ----------------   ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 16.23%
   Wholly-Owned Subsidiary -- 16.05%
        Levin Management Co., Inc - investment management
           Common Stock (b)(c)(d)....................................................             1,000   $ 92,000,000
                                                                                                          ------------
             Total wholly-owned subsidiary (Cost $120,645,890).......................                       92,000,000
                                                                                                          ------------
   Other -- .18%
        DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d)......................................             2,500             --
          12% Subordinated Note due 11/03/2004 (c)(d)(e).............................      $  8,000,000        250,000
        DuroLite Europe Holdings, Inc. - subsidiary of DuroLite International, Inc.
          23% Promissory Note due 08/20/1999 (c)(d)(e)...............................      $    498,895        750,000
          Stock Purchase Warrant expiring 08/20/2008 (b)(c)(d).......................                 1             --
        Alta Group Ltd. - environmental services
          6% Note due 12/31/1999 (c)(d)(e)...........................................      $    600,000             --
                                                                                                          ------------
           Total other (Cost $11,600,000)............................................                        1,000,000
                                                                                                          ------------
        Total investments in controlled affiliates (Cost $132,245,890)...............                       93,000,000
                                                                                                          ------------
MONEY MARKET SECURITIES -- 83.99%
        U.S. Treasury bills - 3.561%  to 4.840% due 01/06/2000.......................      $481,524,000    481,375,209
                                                                                                          ------------
        Total investments in money market securities (Cost $481,147,238).............                      481,375,209
                                                                                                          ------------
TOTAL INVESTMENTS -- 100.22% (Cost $613,393,128) (a).................................                      574,375,209
                                                                                                          ------------
Liabilities, Less Cash and Other Assets -- (.22)%....................................                       (1,247,607)
                                                                                                          ------------
NET ASSETS -- 100.00%................................................................                     $573,127,602
                                                                                                          ============

        See accompanying Notes to Statement of Investments

10  Baker, Fentress & Company Annual Report 1999

Notes to Statement of Investments

     _______________
     (a) Based on the cost of investments of $562,488,444, for federal income tax purposes at December 31, 1999, net unrealized appreciation was $11,886,765, which consisted of gross unrealized appreciation of $22,737,870 and gross unrealized depreciation of $10,851,105.

     (b)  Non-income producing security.

     (c) The following securities are subject to legal or contractual restrictions on sale. They are valued at a fair value determined in good faith by the board of directors of the Company as of December 31, 1999, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

          The aggregate value of restricted securities was $93,000,000, or 16.23% of net assets, at December 31, 1999.

                                                                                                 No. of Shares
                                                                                                  or Principal
          Security Description                                            Date(s) of Acquisition     Amount          Cost
          -------------------------------------------------------------   ----------------------  -------------  ------------
          DuroLite International, Inc.
             Convertible Preferred Stock...............................   November 1995                   2,500  $  2,627,250
             12% Subordinated Note due 11/03/2004......................   November 1995              $8,000,000     7,872,750

          DuroLite Europe Holdings, Inc.
             23% Promissory Note due 08/20/1999........................   August 1998*               $  498,895       498,895
             Stock Purchase Warrant Expiring 08/20/2008................   August 1998*                        1         1,105

          Alta Group Ltd.
             6% Note due 12/31/1999....................................   September 1999*            $  600,000       600,000

          Levin Management Co., Inc.
             Common Stock..............................................   June 1996                       1,000   120,645,890

        * Represents securities received as a result of the reorganization of the underlying issuer's securities originally held by the Company.

     (d) There were no unrestricted securities of the same issue outstanding on December 31, 1999 or the dates of acquisition.

     (e) The company is currently in default on the payment of interest and principal on these debt obligations.


          See accompanying Notes to Financial Statements

                                Baker, Fentress & Company Annual Report 1999  11

Notes to Financial Statements

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company adopted and implemented a Plan for Distribution of Assets, pursuant to which all of the Company's investment securities except Levin Management Co., Inc. ("Levin Management"), including its subsidiaries, two private placements, and the Company's common stock of Consolidated-Tomoka Land Co. ("CTO") were sold. The Company's CTO shares and the net proceeds of sale of the Company's investment securities were distributed to the Company's shareholders in 1999 and January 2000 pursuant to the plan. The Company has applied to the Securities and Exchange Commission for an order declaring that it has ceased to be an investment company. Assuming the de-registration proceeds, the Company's principal business going forward will be investment management, conducted through Levin Management and its subsidiaries. The operations of the Company will no longer reflect securities at fair value, financial highlights, or periodic calculations of net asset value, which are reporting requirements applicable to a registered investment company. Ongoing, the Company will report as a public operating company, reflecting Levin Management as a consolidated subsidiary.

Investment valuation

Investments are stated at "value." Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sale prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day, and other securities traded in the over-the-counter market, are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at market value. Options traded on an exchange are valued using the last sale price on the day of valuation or, if the last sale price falls outside the range of the bid and asked prices, at the bid or asked price in the case of long options and short options, respectively. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued at a fair value as determined by the board of directors as explained in Note (c) in the Notes to Statement of Investments. The values determined by the board of directors, including the value of the Company's investment in Levin Management, discussed below, may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the Company's financial statements may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

  The Company may be considered to be a "controlling person" of Levin Management within the meaning of the Securities Act of 1933. A public sale of shares of Levin Management would require registration under the Securities Act.

Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Cash equivalents

The Company includes cash balances at its custodian bank in an interest-bearing demand deposit account.

Federal income taxes, dividends, and distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes through December 31, 1999 (but not thereafter), the Company distributed in 1999 all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision was made for federal income or excise tax on such income.

12  Baker, Fentress & Company Annual Report 1999

  The Company does not expect to qualify as a regulated investment company in 2000 or thereafter as a result of its Plan for Distribution of Assets.

  Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2. CAPITAL STOCK

Transactions in capital stock for 1999 and 1998 were as follows:

                              Shares                  Amount
                     -----------------------  -----------------------
                        1999         1998        1999        1998
                     ----------- -----------  ----------- -----------
Reinvestment of
   capital gain
   distributions....    --         3,046,020  $   --      $ 3,046,020
Increase in
   capital surplus..                              --       49,014,610
                                              ----------- -----------
   Net increase.....                          $   --      $52,060,630
                                              ----------- -----------

  The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. The Company made no such purchases during 1999 or 1998.

  On December 16, 1999, the directors of Baker Fentress authorized a share buyback program of up to 15% of the Company's outstanding shares in open market or in privately negotiated transactions. Funds would be provided by cash internally generated by Levin Management or by a $15 million revolving line of credit permitting borrowings by John A. Levin & Co., Inc. that is presently being negotiated. Baker Fentress does not intend to implement this buyback program until after the Company's application to de-register as an investment company, now pending with the SEC, takes effect. In August 1999, shareholders approved a one-for-six reverse stock split effective on January 10, 2000 pursuant to the Plan for Distribution of Assets and concurrent with the final distribution of those assets. In addition, the board of directors authorized the elimination of the Company's Automatic Dividend Reinvestment Plan during 1999.

NOTE 3. EXPENSES

Aggregate compensation paid or accrued during the year ended December 31, 1999 to officers of the Company amounted to $580,677. Fees of $426,000 excluding expenses were incurred during 1999 for directors who were not officers of the Company.

NOTE 4. RESTRUCTURING EXPENSES

As provided by the Company's Plan for Distribution of Assets, the Company accrued restructuring expenses of approximately $5,000,000. These expenses consisted of investment banking, legal, audit and other professional fees, termination compensation, and costs associated with closing the Chicago office. These costs have been reflected primarily in administration and operations expense and professional fees in the statement of operations.

  Prior to January 1, 2000, the Company also provided certain health care benefits on a contributory basis for retired employees. Because of the restructuring, these benefits were terminated and the retirees received cash payments totaling $339,415, which are included in the total restructuring expense reflected in the administration and operations expense.

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during 1999, excluding money market investments, aggregated $243,853,623 and $887,074,450, respectively.

  The proceeds from securities sold reflect the liquidation of assets and the distribution of CTO shares after the distribution plan was approved by shareholders in August 1999.

NOTE 6. RETIREMENT PLANS

The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1999 were $134,000.

                               Baker, Fentress & Company Annual Report 1999   13

NOTE 7. BANK BORROWING AND LINE OF CREDIT

On June 24, 1996, the Company entered into a $40 million revolving credit agreement with The Northern Trust Company. The facility expired on January 15, 2000. Borrowings outstanding bore interest at the London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of the revolving credit agreement is 0.08% per annum.

  At December 31, 1999, no amounts were outstanding under this agreement. The interest rate on outstanding borrowings is reset periodically under the revolving credit facility. The maximum borrowing and the average daily borrowing balances during the period for which borrowings were outstanding were $5.0 million and $4.2 million, respectively. The weighted average interest rate during 1999 was 5.4%.

NOTE 8. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Company had an investment advisory contract with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management and an indirect wholly-owned subsidiary of the Company, which provided for payment by the Company of a fee at an annual rate of 0.30%, based on the value of the public portfolio assets under management. Because of the Company's Plan for Distribution of Assets and subsequent liquidation of the public portfolio, which began in August 1999, the management fees paid to Levco were substantially reduced. For the year ended December 31, 1999, the Company incurred management fees of $1,085,446. On December 15, 1999, the Company's investment in Levin Management's $65 million note matured. The board of directors approved the reclassification of such amount to the capital of Levin Management.

  The Company's remaining investments are managed by the Company's officers under the supervision of its board of directors.

  On September 24, 1999, Baker, Fentress & Company pursuant to its Plan for Distribution of Assets distributed all of the 5,000,000 shares of Consolidated-Tomoka Land Co. (CTO) common stock owned by the Company to its shareholders. Each shareholder received 0.128109 share of CTO for each share of BKF. Such amount is reflected as a distribution of net realized gains.

 A summary of transactions with affiliated companies during the year ended December 31, 1999 follows:

                                                                                    Realized
                                                  Distribution    Exchanges       Gain (Loss)       Income
                                                 -------------  -------------    -------------  -------------
Consolidated-Tomoka
  Land Co......................................  $(68,750,000)  $          --     $         --  $   1,750,000
Levin Management Co., Inc.
     Common stock..............................            --      65,000,000               --             --
     Note due 12/15/1999.......................            --     (65,000,000)              --      6,053,396
Alta Group, Ltd. (1)
     Note due 12/31/1999.......................            --         600,000               --        (36,745)
E-Sales Inc.
     Note due 12/31/1999.......................            --        (118,000)         (18,000)            --
     Preferred stock...........................            --        (500,000)              --             --
                                                 ------------   -------------    -------------  -------------
                                                 $(68,750,000)  $     (18,000)   $     (18,000) $   7,766,651
                                                 ------------   -------------    -------------  -------------

(1) Net of write -off of interest receivable.

NOTE 9. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

In 1999, the Company made long-term capital gain distributions aggregating $6.5008 per share. Approximately 18.0% of the $1.30 per share of ordinary income dividends paid during 1999 qualified for the corporate dividends received deduction, and 16.2% represented income earned on U.S. government obligations.

NOTE 10. YEAR 2000 (UNAUDITED)

The Company has taken steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and obtained satisfactory assurances that comparable steps were taken by each of the Company's other major service providers. The Company did not incur any significant costs in order to address the Year 2000 problem.

14  Baker, Fentress & Company Annual Report 1999

Financial Highlights

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 1999.

                                                                              1999          1998       1997       1996      1995
                                                                            --------      --------   --------   --------  --------
Per Share Operating Performance
Net asset value, beginning of year........................................  $  19.76      $  21.78   $  21.77   $  21.75  $  17.47
                                                                            --------      --------   --------   --------  --------
  Net investment income...................................................      1.40          0.53       0.72       0.37      0.35
  Net realized gain (loss) and net change in unrealized appreciation......      (.42)         1.50       2.26       3.31      5.67
                                                                            --------      --------   --------   --------  --------
Total investment operations...............................................       .98          2.03       2.98       3.68      6.02
Less distributions:
  Dividends from net investment income....................................     (1.30)        (0.52)     (0.54)     (0.78)    (0.35)
  Distribution from net realized gain.....................................     (4.76)        (3.25)     (2.23)     (1.78)    (1.20)
                                                                            --------      --------   --------   --------  --------
Total distributions.......................................................     (6.06)        (3.77)     (2.77)     (2.56)    (1.55)
                                                                            --------      --------   --------   --------  --------
Dilution (a) resulting from:
  Shares issued in acquisition of Levin Management Co., Inc...............        --            --         --      (0.90)       --
  Reinvestment of capital gain distribution...............................        --         (0.28)     (0.20)     (0.20)    (0.19)
                                                                            --------      --------   --------   --------  --------
Total dilution............................................................        --         (0.28)     (0.20)     (1.10)    (0.19)
                                                                            --------      --------   --------   --------  --------
Net asset value, end of year..............................................  $  14.68      $  19.76   $  21.78   $  21.77  $  21.75
                                                                            ========      ========   ========   ========  ========
Per share market price, end of year.......................................  $ 14.125      $ 15.313   $  18.25   $ 16.875  $  16.75

Total Investment Return-Shareholder Return (d)............................     34.11%         3.45%     25.17%     15.48%    33.20%

Ratios to Average Net Assets Expenses.....................................      1.37%(b)       .80%       .87%       .90%      .78%
  Expenses before interest expense........................................      1.34%          .76%       .74%       .77%      .78%
  Net investment income...................................................      1.90%         1.87%      2.07%      1.53%     1.79%

Supplemental Data
  Net assets, end of year (000's omitted).................................   573,128       771,322    783,717    741,146   599,182
  Portfolio turnover......................................................     47.29%        53.72%     33.72%     59.78%    35.89%
  Shares outstanding, end of year (000's omitted).........................    39,029        39,029     35,983     34,042    27,544

________________
(a) Effect of the Company's issuance of shares at prices below net asset value.
(b) The expense ratio before termination-related expenses was .69% for 1999.
(c) The expense ratio before severance-related expenses was .82% for 1996.
(d) Based on per share market value, excluding commissions.

                                Baker, Fentress & Company Annual Report 1999  15

Report of Independent Auditors


To the Board of Directors and Shareholders of BAKER, FENTRESS & COMPANY:

   We have audited the accompanying statement of assets and liabilities of Baker, Fentress & Company, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baker, Fentress & Company at December 31, 1999, the results of its operations for the year then ended, its cash flows and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York                     /s/ Ernst & Young LLP
January 21, 2000

16  Baker, Fentress & Company Annual Report 1999

Directors and Officers                                           Corporate Data

BOARD OF DIRECTORS

                                                                         Transfer and Dividend
                             Business Affiliations                       Disbursing Agent
                             ---------------------
Frederick S. Addy     Retired; former executive vice president,          ChaseMellon Shareholder Services
                      chief financial officer and director of            450 W. 33rd St., 10th floor
                      Amoco Corporation                                  New York, New York 10001
                                                                         1(800) 719-9058
Bob D. Allen          Chairman, president and chief executive
                      officer of Consolidated-Tomoka Land Co.            Custodian
                                                                         UMB Bank, N.A.
Eugene V. Fife*       President, chief executive officer and
                      co-chairman of Multimedia Medical Systems          Legal Counsel
                                                                         Bell, Boyd & Lloyd LLC
J. Barton Goodwin*    Managing director of BCI Advisors, Inc.
                                                                         Independent Auditors
James P. Gorter*      Chairman of the board of Baker, Fentress &         Ernst & Young LLP
                      Company
                                                                         Address of Company
David D. Grumhaus*    President of Casey Travel Corporation              Baker, Fentress & Company
                                                                         200 West Madison Street
Jeffrey A. Kigner     Co-chairman and chief investment officer           Suite 590
                      of John A. Levin & Co., Inc. and Levin             Chicago, Illinois 60606
                      Management Co., Inc.                               (312) 236-9190 or 1(800) BKF-1891

John A. Levin*        President and chief executive officer of Baker,    John A. Levin & Co., Inc.
                      Fentress & Company and chairman and chief          One Rockefeller Plaza, 19th Floor
                      executive officer of John A. Levin & Co., Inc.     New York, NY 10020
                      and Levin Management Co., Inc.                     (212) 332-8400

Burton G. Malkiel     Professor of Economics, Princeton University       Web Site:
                                                                         www.bakerfentress.com
David D. Peterson     Retired; former president and chief executive
                      officer of Baker, Fentress & Company; chairman
                      of Consolidated-Tomoka Land Co.

William H. Springer   Retired; former vice chairman of
                      Ameritech Corp.

Dean J. Takahashi     Senior director of endowment management,
                      Yale University

*Member of the Executive Committee



OFFICERS

James P. Gorter       Chairman of the Board
John A. Levin         President and Chief Executive Officer
James P. Koeneman     Executive Vice President and Secretary
Scott E. Smith        Executive Vice President
Julie A. Heironimus   Treasurer and Assistant Secretary
Beverly J. Friedberg  Assistant Treasurer

                           Baker, Fentress & Company

                               Established 1891

                      SUITE 590, 200 WEST MADISON STREET
                           CHICAGO, ILLINOIS 60606
                     (312) 236-9190  FAX (312) 236-6772